UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2023

PSYCHEMEDICS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13738	58-1701987
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

289 Great Road, Acton, Massachusetts	01720
(Address of Principal Executive Offices)	(Zip Code)

(978) 206-8220

(Registrant's Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock. $0.005 par value	PMD	The NASDAQ Stock Market, LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e)       At the 2023 Annual Meeting of the Board of Directors of Psychemedics Corporation (the “Company”), following the annual stockholders meeting of the Company held on August 17, 2023 (the “2023 Annual Meeting”), the Compensation Committee of the Board of Directors approved the grant of 300,000 inducement options to Brian Hullinger, the Company’s newly appointed Chief Executive Officer and President. The inducement options were described in the Company’s Current Report on Form 8-K filed on July 14, 2023. The exercise price of the options is $4.64 per share. Copies of the inducement options are attached hereto as 10.1 and 10.2 and incorporated by reference herein.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The final 2023 Annual Meeting results for each of the matters submitted to a vote of stockholders at the meeting are set forth below. A more detailed description of each proposal is set forth in the Company’s definitive proxy statement on Form DEF 14A, filed with the U.S. Securities and Exchange Commission on July 21, 2023 (the “Proxy Statement”).

Proposal No. 1. Election of Directors. The stockholders elected six directors to serve until the Company’s 2024 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, by the votes set forth in the table below:

Nominees	For	Withheld	Broker Non-Votes
Robyn C. Davis	2,898,919	140,670	1,228,741
Brian Hullinger	2,996,505	43,084	1,228,741
Peter H. Kamin	2,974,032	65,557	1,228,741
Darius G. Nevin	2,938,911	100,678	1,228,741
Andrew M. Reynolds	2,805,910	233,679	1,228,741

Proposal No. 2. Advisory Vote on Executive Compensation. The stockholders approved a non-binding advisory resolution to approve executive compensation, as described in the Proxy Statement, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
2,855,077	170,531	13,981	1,228,741

Proposal No. 3. Ratification of Appointment of Independent Registered Public Accounting Firm. The stockholders ratified the appointment of BDO USA, P.A. as the Company’s independent registered public accounting firm for the year ending December 31, 2023, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
4,223,842	36,638	7,850	0

ITEM 8.01 OTHER EVENTS

On Augst 17, 2023, the Board of Directors of the Company elected Darius G. Nevin as Chairman of the Board of Directors of the Company. Mr. Nevin succeeded Raymond C. Kubacki, who retired from the Board on such date.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

10.1	Non Qualified Stock Option Agreement (Time-Based Inducement Grant) dated August 17, 2023, with Brian Hullinger

10.2	Non Qualified Stock Option Agreement (Performance-Based Inducement Grant) dated August 17, 2023, with Brian Hullinger

99.1	Press Release dated August 18, 2023, announcing CEO inducement grants

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PSYCHEMEDICS CORPORATION
Dated: August 21, 2023

By:	/s/ Brian Hullinger
Brian Hullinger,
Chief Executive Officer and President